UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2023

Berry Corporation (bry)
(Exact name of registrant as specified in its charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. Dallas Parkway, Suite 500
Dallas, Texas 75248
(Address of Principal Executive Offices)
(661) 616-3900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol BRY	Name of each exchange on which registered Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 25, 2023, the Board of Directors (the “Board”) of Berry Corporation (bry) (the “Company”) approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws became effective immediately and include the following changes:
•updating the advance notice provisions relating to stockholder nominations of directors to align with Rule 14a-19 of the Securities Exchange Act of 1934 (the “Exchange Act”) to provide, among other things, that (i) stockholders must include in their advance notice of nomination the notice and other information required by Rule 14a-19 of the Exchange Act; (ii) stockholders must deliver to the Company no later than 5 business days prior to the applicable meeting of stockholders reasonable evidence that they have met the requirements under Rule 14a-19 of the Exchange Act with respect to any nominations and (iii) providing that the Company shall disregard any proxies or votes solicited for a stockholder nominee and the nomination if any stockholder provides notice pursuant to Rule 14a-19 of the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19 of the Exchange Act;
•updating the advance notice provisions relating to stockholders intending to propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at meetings of stockholders to clarify that the required stockholder description of such business must not exceed 500 words;
•requiring stockholders soliciting proxies to use a proxy card color other than white;
•revisions to align with recent amendments to the Delaware General Corporation Law (“DGCL”) on providing access to the list of the Corporation’s stockholders entitled to vote at meetings of stockholders;
•revisions to align with recent amendments to the DGCL on the methods of giving notice of adjourned stockholder meetings to address adjournment of virtual meetings;
•clarifying the notice procedures in connection with officer resignations;
•clarifying that meetings of the Board and meetings of stockholders may be held in person, remotely or in a hybrid format; and
•removing unnecessary references to preferred stock.
The Bylaws also includes various other updates, including certain technical, conforming and clarifying changes.
The foregoing description of the changes effected through the adoption of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Berry Corporation (bry), effective January 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023

Berry Corporation (bry)

By:	/s/ Danielle Hunter
Danielle Hunter
President